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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 17, 2002
                                ----------------



                        Mercantile Bankshares Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


                Maryland             0-5127            52-0898572
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            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)     Identification No.)
             incorporation)


              Two Hopkins Plaza, P.O. Box 1477, Baltimore, MD 21203
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              (Address of principal executive office)     (Zip Code)


       Registrant's telephone number, including area code, (410) 237-5900
                                                           --------------

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Item 5.   Other Events and Regulation FD Disclosure.

         This is an optional filing made to disclose the event reported below. It is not a filing required by Regulation FD.

         On October 17, 2002, the registrant issued a press release announcing its earnings for the quarter ended September 30, 2002. A copy of the release is attached as Exhibit 20 and is incorporated herein by reference.

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Item 7.   Financial Statements and Exhibits

                                    Exhibits

       20       Press release dated October 17, 2002.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Mercantile Bankshares Corporation
                                               (Registrant)





Date:  October 17, 2002               By: /s/ Terry L. Troupe
                                          -------------------
                                          Terry L. Troupe
                                          Chief Financial Officer and Treasurer